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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                           reported): March 30, 2007

                 CWHEQ Home Equity Loan Trust, Series 2007-S3
                 --------------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-132375-21

                                  CWHEQ, INC.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132375

                          Countrywide Home Loans Inc.
                          ---------------------------
            (Exact name of the sponsor as specified in its charter)


                     Delaware                             87-0698310
                     --------                             ----------
          (State or Other Jurisdiction of                (I.R.S. Employer
                  Incorporation)                        Identification No.)


       4500 Park Granada
        Calabasas, California                                   91302
        ---------------------                                   -----
      (Address of Principal Executive                         (Zip Code)
                           Offices of the Depositor)

     The depositor's telephone number, including area code (818) 225-3000
                                                           --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
      CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 8   -     Other Events

Item 8.01         Other Events.
                  -------------



            On March 30, 2007, CWHEQ, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of March 1, 2007 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as a seller ("CHL"), Park Granada LLC, as a seller ("Park Granada"), Park Monaco, Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna" and, together with CHL, Park Granada and Park Monaco, the "Sellers"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer") and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Home Equity Loan Asset Backed Certificates, Series 2007-S3.



      Mortgage Loan Statistics
      ------------------------

            The tables attached hereto as Exhibit 99.1 describe characteristics of the final mortgage pool following the transfer by the Sellers to the Company of all Subsequent Mortgage Loans during the Funding Period. Unless the context of a table in Exhibit 99.1 indicates otherwise, the Characteristics of the Initial Mortgage Loans are as of the Initial Cut-off Date and the characteristics of the Subsequent Mortgage Loans are as of the related Subsequent Cut-off Date. All percentages set forth below have been calculated based on the principal balance of the Mortgage Loans in the final mortgage pool as of the related Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

----------------------------
      * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated November 15, 2006 and the Prospectus Supplement dated March 29, 2007 of CWHEQ, Inc., relating to its Home Equity Loan Asset Backed Certificates, Series 2007-S3.





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Section 9   Financial Statements and Exhibits
---------

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (a)   Financial statements of business acquired.
            -----------------------------------------

            Not applicable.

      (b)   Pro forma financial information.
            -------------------------------

            Not applicable.

      (c)   Exhibits.
            --------

      99.1  Collateral Tables.




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


                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CWHEQ, INC.



                                                 By: /s/ Darren Bigby
                                                     --------------------
                                               Name: Darren Bigby
                                               Title: Executive Vice President



Dated:  May ___, 2007




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                                 Exhibit Index

Exhibit                                                                   Page
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99.1  Collateral Tables                                                   6






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